Recording requested by and,                                      EXHIBIT 10.8
when recorded, return to:

Wilson, Sonsini, Goodrich & Rosati
Two Palo Alto Square, Suite 900
Palo Alto, California 94306
Attention: Real Estate Department/DKK


            SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT
            -------------------------------------------------------


     THIS AGREEMENT is made as of the 26 day of June, 1992, by and between WILLIAM E. JARVIS, a married man as his sole and separate property, DUANE E. DUNWOODIE and MARLENE J. DUNWOODIE, as Trustees of the Dunwoodie Family Trust, and PETER D. LACY, a married man as his sole and separate property (collectively, "Lender"), and TELESENSORY CORPORATION, a California corporation ("Tenant").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, Lender is the current beneficiary of that certain Short Form Deed of Trust with Assignment of Rents (the "Trust Deed") dated January 14, 1988, filed of record October 6, 1988, as Instrument No. 9861694 at Book K709, Page 369 in the Official Records of Santa Clara County, California, pursuant to that certain Assignment of Deed of Trust dated February 27, 1990, filed of record March 5, 1990, as Instrument No. 10441639 at Book L276, Page 1168, aforesaid records; and

     WHEREAS, the Trust Deed encumbers that certain improved real property (the "Property") described on Exhibit "A" attached hereto and made a part hereof; and
                         ----------

     WHEREAS, Tenant is the lessee under that certain industrial Lease-Net-Net-Net and Lease Addendum 1 and Lease Addendum 2 (collectively, the "Lease") all dated June 26, 1992, between Joint Land Development Company Number Two ("Borrower") and Tenant regarding certain premises situated at the Property; and

     WHEREAS, Tenant has agreed to subordinate its interest under the Lease to the interest of Lender under the Trust Deed and to attorn to Lender on the terms and conditions described herein; and

     WHEREAS, as an inducement to Tenant to execute and deliver this Agreement, Lender has agreed not to disturb Tenant's use, possession, and enjoyment of the Property on the terms and conditions provided herein;

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

     1. Lender hereby consents to and ratifies the execution, delivery and performance of the Lease. All of the right, title, and interest of Tenant in, under, and to the Lease and the Property shall be and remain at all times from and after the date hereof subject and subordinate to the Trust Deed and to all renewals, modifications, replacements, consolidations, and extensions thereof and to any and all advances made thereunder and all interest thereon.

     2. In the event Lender or any other purchaser at a foreclosure sale or sale under private power contained in the Trust Deed succeeds to the interest of Borrower in the Property by reason of any foreclosure of the Trust Deed or the acceptance by Lender of a deed in lieu of foreclosure or by any other manner, Tenant and Lender agree as follows:

        (a) Tenant shall be bound to Lender or such other purchaser or holder under all of the terms, covenants, and conditions of the Lease for the remaining balance of the term thereof and any extension thereof with the same force and effect as if Lender or such other purchaser or holder had been the original landlord under the Lease, and Tenant hereby covenants to attorn to Lender or such other purchase or holder as its landlord, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties to this Agreement, immediately upon Lender or such other purchaser succeeding to the interest of Borrower in the Property.

         (b) Subject to the observance and performance by Tenant of all of the terms, covenants, and conditions of the Lease on the part of Tenant to be observed and performed, Lender or such other purchaser or holder shall recognize and shall not disturb the leasehold estate of Tenant under all of the terms, covenants, and conditions of the Lease for the remaining balance of the term and any extension thereof with the same force and effect as if Lender or such other purchaser or holder were the original landlord under the Lease; provided, however,that Lender or such other purchaser or holder shall not be (i) liable for any act or omission of any prior landlord (including, without limitation, Borrower) of the Property that Lender had not previously approved, (ii) obliged to cure any defaults of any prior landlord (including, without limitation, Borrower) under the Lease which occurred or arose prior to the time that Lender or such other purchaser succeeded to the interest of Borrower in the Property,
(iii) subject to any offsets, credits, or defenses which Tenant may be entitled to assert against any prior landlord (including, without limitation, Borrower) unless same resulted from acts or omissions previously approved by Lender.

(iv) bound by any payment of base rent by Tenant to any prior landlord (including, without limitation, Borrower) for more than thirty (30) days in advance unless same has been transferred to or recovered by Lender or such other purchaser or holder, (V) bound by any amendment, modification, extension, or expansion of the Lease made without the consent of Lender or such other purchaser or holder if such consent was required under the Trust Deed, (vi) liable or responsible for the retention, application, and/or return to Tenant of any security deposit paid to any prior landlord (including, without limitation, Borrower), unless and until Lender or such other purchaser or holder has actually received for its own account as landlord the full amount of such security deposit, or (vii) liable or responsible for any act or omission of any subsequent landlord or any other party which occurs after Lender or such other purchaser or holder sells, assigns, or otherwise transfers its interest in the Property or the Lease.

     3. Nothing contained herein shall impair Borrower's obligation to pay the entire indebtedness secured by, and to perform all obligations under, the Trust Deed, nor shall Lender be deemed, by executing and delivering this Agreement, to have waived any right to collect all such indebtedness and exercise all rights and remedies under the Trust Deed.

     4. This Agreement shall be binding upon the undersigned and their respective heirs, successors, successors-in-interest, and assigns and will inure to the benefit of all persons and entities now or hereafter having any right, title, or interest in, under, or to the Trust Deed or the Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Subordination, Nondisturbance and Attornment Agreement, by their duly-authorized signatories, as of the day and year first above written.

                              TENANT:
                              -------
                              TELESENSORY CORPORATION,
                                  a California corporation

                              By: /s/ William Schwarz

                              Title: EVP-CFO     Exec. Vice President/
                                                 Chief Financial Officer


                      [Signatures continued on next page]

                              LENDER:
                              -------

                              /s/ William E. Jarvis
                              WILLIAM E JARVIS, a married man as his sole and separate property

                              /s/ Duane E. Dunwoodie
                              DUANE E. DUNWOODIE, as Trustee
                              of the Dunwoodie Family Trust

                              /s/ Marlene J. Dunwoodie
                              MARLENE J. DUNWOODIE, as Trustee
                              of the Dunwoodie Family Trust

                              /s/ Peter D. Lacy
                              PETER D. LACY, a married man
                              as his sole and separate property


STATE OF CALIFORNIA   )
                      )  ss
COUNTY OF Santa Clara )

     Before me, JANE G. MOTT-SMITH, a Notary Public in and for the County and State aforesaid, personally appeared WILLIAM E. SCHWARZ , personally known to me (or proved to me on the to me on the basis of satisfactory evidence), to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the entity on behalf of which the person acted executed the instrument.

     WITNESS my hand and official seal this 31 day of July, 1992.


     [NOTARIAL SEAL]
                              /S/ Jane G. Mott-Smith
                              Notary Public

My commission expires: [Seal ommitted]

STATE OF CALIFORNIA   )
                      ) ss
COUNTY OF Santa Clara )

Before me, Barbie Jackson a Notary Public in and for the County and State aforesaid, personally appeared WILLIAM E. JARVIS, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same.

      WITNESS my hand and official seal this 15th day of July, 1992.

[seal omitted]           /s/ Barbie Jackson
                         Notary Public

My commission expires: 10/26/92

STATE OF CALIFORNIA   )
                      )  ss
COUNTY OF Santa Clara )

      Before me, Barbie Jackson, a Notary Public in and for the County and State aforesaid, personally appeared DUANE E. DUNWOODIE, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the entity on behalf of which the person acted executed the instrument.

     WITNESS my hand and official seal this 8th day of July, 1992.

[Seal omitted]
                              /s/ [Barbie Jackson]
                              Notary Public

My commission expires: 10/26/92


STATE OF CALIFORNIA   )

State of California   )ss
COUNTY OF Santa Clara )

Before me, Barbie Jackson, a Notary Public in and for the County and State aforesaid, personally appeared MARLENE J. DUNWOODIE, personally known to me (or proved to me.on the basis of satisfactory evidence), to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the entity on behalf of which the person acted executed the instrument.

     WITNESS my hand and official seal this 10th day of July, 1992

             [Seal Ommitted]

                              /s/ [Barbie Jackson]
                              Notary Public

My commission expires: 10/26/92

STATE OF CALIFORNIA   )
                      )ss
COUNTY OF Santa Clara )

     Before me, Barbie Jackson, a Notary Public in and for the County and State aforesaid, personally appeared PETER D. LACY, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same.

     WITNESS my hand and official seal this 7th day of July, 1992 .

           [Seal Ommitted]


                              /s/ [Barbie Jackson]
                              Notary Public

My commission expires: 10/26/92